                              AMENDMENT TO LEASE

                              February 16, 1995

The terms of a certain lease dated June 25, 1987 and as amended 12/4/92 and 12/7/94 by and between ATS II Associates Limited Partnership and BMC Industries, Inc. for offices at Suite 400, Two Appletree Square, Bloomington, Minnesota, are hereby amended by mutual consent upon the same terms and conditions except that effective April 1, 1995:

* The Leased Premises shall be expanded to 9,486 rentable square feet (8,704 sq. ft. existing space and 782 sq. ft. expansion space) as shown on the attached Exhibit A.

* The annual Base Rental shall be increased by Nine Thousand Nine Hundred Seventy Two and 00/100 Dollars ($9,972.00) payable in equal monthly installments of Eight Hundred Thirty One and 00/100 Dollars ($831.00).

* For the 782 sq.ft. expansion space, Base Taxes and Base Operating Costs shall be the 1994 actual cost per square foot.

* Tenant, at its sole cost, shall be responsible for all demolition, construction, electrical and decorating costs.

Witness our hands and seals this           day of             , 19      .
                                  ---------        ------------     ----

In Presence of :                   ATS II ASSOCIATES LIMITED PARTNERSHIP
                                   APPLETREE PROPERTIES, INC., AGENT


-------------------------------    By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   TENANT    BMC INDUSTRIES, INC.


--------------------------------   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------
                                   By: /s/ Michael P. Hawks
                                      ------------------------------------------
                                   Its: TREASURER AND SECRETARY
                                       -----------------------------------------

[FLOOR PLAN]

                              EXHIBIT A

                              TWO APPLETREE SQUARE

                              612 854-3248
                              BLOOMINGTON, MINNESOTA 55420

                              4TH FLOOR PLAN
                              [LEGEND]